UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Ambrx Biopharma Inc.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40505	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share*	N/A	Nasdaq Global Select Market *

American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	Nasdaq Global Select Market

*

Not for trading, but only in connection with the listing of the American depositary shares on the Nasdaq Global Select Market. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual General Meeting of the Shareholders (the “Annual Meeting”) of the Ambrx Biopharma Inc. (the “Company”) was held on June 7, 2023. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 386,486,014 ordinary shares entitled to vote at the Annual Meeting. A total of 386,452,922 ordinary shares were present at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1: Election of Director

Xiaowei Chang, C.F.A. was elected as a Class I Director to hold office until the 2026 Annual General Meeting of Shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
371,863,708	13,052,333	1,536,881	-0-

Proposal 2: Approval of Increase of Authorized Share Capital

The increase in the authorized share capital from US$60,000 divided into 600,000,000 shares of US$0.0001 each to US$105,000 divided into (a) 950,000,000 ordinary shares of US$0.0001 each, and (b) 100,000,000 shares of US$0.0001 each of such class or classes (however designated) as our Board may determine in accordance with our amended and restated memorandum and articles of association (the “Memorandum and Articles”), by the creation of i) 350,000,000 ordinary shares of US$0.0001 each and (ii) 100,000,000 shares of US$0.0001 each of such class or classes (however designated) as our Board may determine in accordance with the Memorandum and Articles was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
341,977,995	44,466,786	8,141	-0-

Proposal 3: Approval, Confirmation and Ratification of Selection of Independent Registered Public Accounting Firm

The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was approved, confirmed and ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
386,280,484	168,287	4,151	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA INC.
(Registrant)

Date: June 8, 2023	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial Officer